SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 16, 2003
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina                       28255
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Address of principal executive offices                                (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------

      (99)                                      Collateral Term Sheets,
                                                Computational Materials and
                                                Structural Term Sheets prepared
                                                by Banc of America Securities
                                                LLC and Lehman Brothers Inc. in
                                                connection with Banc of America
                                                Mortgage Securities, Inc.,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-J

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.

October 16, 2003

                                       By: /s/ Judy Lowman
                                           -------------------------------------
                                           Judy Lowman
                                           Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Collateral Term Sheets,                         E
                        Computational Materials and
                        Structural Term Sheets prepared by
                        Banc of America Securities LLC and
                        Lehman Brothers Inc. in connection
                        with Banc of America Mortgage
                        Securities, Inc., Mortgage Pass-
                        Through Certificates, Series 2003-J